EXHIBIT 16(c)(2)

PRESENTATION DATED OCTOBER 11, 2004 OF TRIANGLE CAPITAL PARTNERS, LLC

(See attached)

Table of Contents

1. Trading Analysis

2. Going Private

3. Going Private Analysis

4. Repurchase Analysis

5. Recent News Articles (Omitted)

6. Market Update

7. KS Bancorp, Inc.

Triangle Capital Partners

Triangle Capital Partners, LLC

3600 Glenwood Avenue, Suite 104

Raleigh, NC 27612

Fax: (919) 719 - 4777

www.trianglecapitalpartners.com

Financial Institutions

John Schramm	Bill Wagner	Mike Patterson
Managing Director	Managing Director	Managing Director
Phone: (919) 719 - 4783	Phone: (919) 719 - 4782	Phone: (919) 719 - 4786
jschramm@trianglecapitalpartners.com	wwagner@trianglecapitalpartners.com	mpatterson@trianglecapitalpartners.com

General Investment Banking

Garland Tucker	Tarlton Long	David Parker
Managing Director	Managing Director	Managing Director
Phone: (919) 719 - 4779	Phone: (919) 719 - 4780	Phone: (919) 719 - 4781
gtucker@trianglecapitalpartners.com	tlong@trianglecapitalpartners.com	dparker@trianglecapitalpartners.com

1. Trading Analysis

KSAV 3-Year Price / Volume Analysis

Market performance as of the market close on 09/30/2004.

1

3-Year Indexed Market Performance

*	As of the market close on 9/24/2004.

2

Analysis of Trading Volume

Price Range		Last 12 Months		Last 6 Months		Last 90 Days
		Shares	% Total Shares	Shares	% Total Shares	Shares	% Total Shares
$24.01	$25.00	1,400	2%	0	0%	0	0%
$23.01	$24.00	900	1%	0	0%	0	0%
$22.01	$23.00	1,300	2%	0	0%	0	0%
$21.01	$22.00	467	1%	0	0%	0	0%
$20.01	$21.00	37,702	61%	11,406	58%	3,867	32%
$19.01	$20.00	18,254	30%	8,377	42%	8,377	68%
$18.01	$19.00	1,786	3%	0	0%	0	0%
Total		61,809	100%	19,783	100%	12,244	100%

Weighted Average		$20.42		$20.31		$20.14
Days Traded		49		13		8
Days Not Traded		201		113		56
Avg. Daily Volume		1,261		1,522		1,531

*	As of the market close on 09/24/2004.

3

Analysis of Trading Volume

During Last Twelve Months

Top 5 Days

	Date	Price	Volume	% Total Volume
1	07/12/04	$20.00	7,567	12.2%
2	01/12/04	$20.44	7,000	11.3%
3	01/09/04	$19.50	5,770	9.3%
4	01/28/04	$20.25	4,500	7.3%
5	03/02/04	$20.10	3,500	5.7%

Weighted Average / Total		$20.06	28,337	45.8%

Average Daily Volume excluding top 5 days:		683

*	As of the market close on 09/24/2004.

4

2. Going Private

Going Private Overview

•	De-register with the SEC

•	Must have fewer than 300 shareholders

•	File form 15

•	Eliminate SEC filings

•	Forms 10-Q, 10-K, 8-K, Schedule 13D, 13G, Form 4 and Proxy

•	However, you will still need to distribute a proxy and annual report

•	Do not confuse de-registering with de-listing

•	Cease listing on NASDAQ National and Small Cap Markets

•	Must be registered with the SEC to be listed

•	Cannot be traded on OTC Bulletin Board

•	Must be registered with the SEC to be listed

•	Shares can be listed on the Pink Sheets

•	No cost

•	Must have sponsoring market maker

•	File Form 211 with NASD OTC compliance unit

1

Reasons for Going Private

•	Saves money

•	Professional fees

•	NASD fees

•	Printing, EDGAR and mailing costs

•	Reduces administrative burden

•	Significant amount of management time and resources devoted to SEC compliance and reporting

•	Sarbanes-Oxley Section 404 to significantly impact small financial institutions

•	Reduces liability and burdens associated with Sarbanes-Oxley

•	Audit committee and auditor independence requirements

•	Personal certification of 10-Qs and 10-Ks

•	Increased civil and criminal penalties

•	However, for legal and regulatory reasons, it may be necessary to follow portions of Sarbanes-Oxley

•	Allows management to take longer term perspective

•	Reduces pressure on quarterly earnings

•	Considering S-Corp status

•	Discourages stock ownership by professional investors

•	Increases ability to stay independent

2

Reasons for Not Going Private

•	Reduces visibility of Company

•	Perceived negative reactions by shareholders

•	May reduce liquidity of stock

•	Limits ability to raise additional capital

•	Limits ability to make acquisitions

•	May require valuation of company stock for employee benefit plans

•	May require company to repurchase stock from a participant in an ESOP

•	May invite a hostile or competing offer from another bank

•	Does not necessarily mean bank must sell

•	High level of inside ownership is big deterrent

•	May increase certain shareholders ownership above 10%, which may trigger change of control regulations and require regulatory approval

3

Evaluate Shareholder Base

•	Obtain shareholder lists

•	Street name - look through one level

•	Consolidate accounts held by the same shareholder (duplicate accounts, misspellings)

•	Determine final shareholder count

•	Determine number of shareholders above 300

•	Determine cost and feasibility to reduce shareholders below 300

•	How will bank fund this?

•	Excess capital?

•	Trust preferred?

4

Options

•	Odd-lot tender offer

•	Share repurchase

•	Tender offer

•	Reverse stock split

•	Cash-out merger

•	Form 13E(3) must be filed with the SEC if any of the above options are used to de-register.

•	Sets forth the Board’s reasons for going private and the impact on the company and its shareholders.

5

Odd-Lot Tender Offer

•	Board approves program to purchase shares from shareholders with fewer than 100 shares

•	Eliminates expense and burden of small shareholders

•	Purchased directly by company

•	Shareholders avoid brokerage commissions

•	Company sets price

•	Typically set at market price or at slight premium to market

•	Voluntary sale by shareholders

•	No guarantee shareholders will sell

•	Difficult to get small shareholders’ attention

6

Share Repurchase Program

•	Board authorizes repurchase plan

•	Typically 5% or 10% of outstanding shares

•	Company makes press release

•	Company follows rules set forth by SEC Rule 10b-18

•	No guarantee that enough shareholders will sell shares to go private

•	New block purchase rules have made it more difficult to buy large blocks of stock in a short period of time

•	Difficult to predict how long it will take

7

Tender Offer

•	Company offers to buy back a set number of shares at a fixed price at a set time

•	Basically, a tender offer is just a large share repurchase

•	There are SEC rules that govern a tender offer

•	A tender offer document must be mailed to shareholders setting forth the offer and its financial impact on the company

•	An alternative to a fixed price tender is the “Dutch Auction” tender offer

•	Company establishes a range of prices it is willing to pay

•	Shareholders may elect to sell shares within the range

•	The company selects the price at which it can purchase the most shares at the lowest cost per share

•	All shares are purchased at the same price

•	No guarantee that shareholders will tender shares

•	Many small shareholders may not make the effort to tender shares

8

Reverse Stock Split

•	Method whereby outstanding shares are reduced, with fractional shares cashed out

•	Example 1 for 200 reverse stock split

•	Shareholders receive 1 share for every 200 shares they own

•	Shareholders with fewer than 200 shares receive cash

•	Fractional shares receive cash

•	Must be approved by shareholders

•	Establish reverse stock split to guarantee reducing remaining shareholders below 300

•	Determine number of fractional shares and total cost

•	Determine how the purchase of these shares will be financed

•	SEC rules require a proxy offer or tender offer document be distributed to shareholders

•	Value of shares is determined by Board

•	Typically, Board retains a financial advisor to aid in establishing this value and evaluating the financial impact

•	The financial advisor establishes a range of value that would be fair to shareholders

•	The financial advisor provides a fairness opinion

•	Hiring a financial advisor helps the Board fulfill its fiduciary obligations

9

Cash-Out Merger

•	Procedurally very similar to a reverse stock split, except that not all fractional shares are cashed out

•	Only those shareholders with less than one full share are cashed out

•	Not available in all states

•	Similar to forming a holding company

•	Bank merges into a dummy corporation

•	The exchange ratio for the dummy corporation’s shares and the bank’s shares is set to result in the elimination of the necessary number of shareholders

•	Example

•	1 for 200 Exchange Ratio

•	$20.00 per share price

•	Shareholder owns 250 shares

•	Cash-out merger – shareholder unaffected, retains all 250 shares

•	Reverse stock split – shareholder keeps 200 shares and receives $1,000 cash for 50 shares

10

Selected Going Private Transactions

Company	Ticker	City	State	Assets	Announce Date	Closing Date	Transaction Type	Transaction Value	Note
Wells Financial Corp.	WEFC	Wells	MN	223,353	9/28/04	Pending	Modified Dutch TO	$4,725,000	Thrift, converted 1995
Webster City Federal Bancorp (MHC)	WCFB	Webster City	IA	104,796	9/23/04	Pending	Form 15	NA	Thrift, converted 1994
Southern Michigan Bancorp Inc.	SOMC	Coldwater	MI	310,815	9/3/04	Pending	Cash Out Merger	$1,213,215
Darlington County Bancshares, Inc.		Darlington	SC	36,134	9/1/04	Pending	Cash Out Merger	$161,355
West Metro Financial Services, Inc.		Dallas	GA	101,632	8/30/04	Pending	Cash Out Merger	NA
Georgian Bancorp. Inc.		Powder Springs	GA	370,111	8/25/04	Pending	Cash Out Merger	$3,707,700
First Banking Center, Inc.	FBGC	Burlington	WI	565,408	8/20/04	Pending	Reverse Stock Split	$21,660,000
First Southern Bancshares, Inc.	FSTH	Florence	AL	95,164	7/8/04	Pending	Cash Out Merger	$1,241,190	Thrift, converted 1995
BancAffiliated, Inc.	BAFI	Bedford	TX	98,369	6/30/04	Pending	Form 15	NA	Thrift, converted 2001
Hemlock Federal Financial Corp.	HMLK	Oak Forest	IL	312,468	6/1/04	6/30/04	Reverse Stock Split	$232,000	Thrift, converted 1997
Logansport Financial Corp.	LOGN	Logansport	IN	153,868	5/27/04	Pending	Odd Lot Tender Offer	$207,496	Thrift, converted 1997
American Bancorp, Inc.	ABNC	Opelousas	LA	100,781	4/16/04	Pending	Cash Out Merger	$5,374,838
Coddle Creek Financial Corp.	CDLC	Mooresville	NC	137,652	3/30/04	5/18/04	Reverse Stock Split	$500,000	Thrift, converted 1997
Hemlock Federal Financial Corp.	HMLK	Oak Forest	IL	312,468	3/16/04	5/14/04	Tender Offer	$5,800,000	Thrift, converted 1997
High Country Bancorp, Inc.	HCBC	Salida	CO	193,467	2/10/04	2/12/04	Form 15	NA	Thrift, converted 1997
Easton Bancorp Inc.	EASB	Easton	MD	101,837	1/2/04	6/17/04	Cash Out Merger	$3,013,650
IBW Financial Corp.	IBWF	Washington	DC	302,720	12/31/03	7/2/04	Reverse Stock Split	$470,230
Sistersville Bancorp, Inc.	SVBC	Sistersville	WV	47,566	11/26/03	11/26/03	Form 15	NA	Thrift, converted 1997
Umbrella Bancorp, Incorporated		Summit	IL	230,515	11/14/03	11/14/03	Form 15	NA
Huron National Bancorp, Inc.		Rogers City	MI	44,503	11/7/03	3/24/03	Reverse Stock Split	$492,600
First National Bankshares Corp.		Ronceverte	WV	177,815	11/6/03	2/24/03	Cash Out Merger	$3,720,574
HFB Financial Corporation	HFBA	Middlesboro	KY	256,689	10/28/03	3/9/04	Cash Out Merger	$468,400
Crazy Woman Creek Bancorp, Inc.	CRZY	Buffalo	WY	77,669	10/3/03	11/17/03	Modified Dutch TO	$6,387,500	Thrift, converted 1996
Coddle Creek Financial Corp.	CDLC	Mooresville	NC	137,652	10/1/03	11/21/03	Odd Lot Tender Offer	$250,800	Thrift, converted 1997
First Cherokee Bancshares, Inc.	FCKE	Woodstock	GA	190,938	9/19/03	3/29/04	Cash Out Merger	$6,081,814
Valley Ridge Financial Corp.	VYRG	Kent City	MI	193,008	9/19/03	11/26/03	Reverse Stock Split	$1,660,000
East Texas Financial Services, Inc.	ETFS	Tyler	TX	222,783	9/8/03	9/15/03	Form 15	NA	Thrift, converted 1995
BankPlus, FSB	BPLS	Morton	IL	313,234	7/15/03	9/23/03	Reverse Stock Split	$200,000	Thrift, converted 1991
Captial Directions, Inc.	CTDN	Mason	MI	129,839	6/25/03	2/12/03	Cash Out Merger	$551,450
Investors Bancorp, Inc.		Pewaukee	WI	191,933	3/25/03	9/23/03	Cash Out Merger	$5,697,818
Henderson Citizens Bancshares, Inc.		Henderson	TX	555,958	2/23/03	8/18/03	Cash Out Merger	$3,000,000
Zachary Bancshares, Inc.		Zachary	LA	109,751	12/2/02	3/13/03	Cash Out Merger	$1,332,730
Greater Rome Bancshares, Inc.		Rome	GA	131,659	9/23/02	1/8/03	Reverse Stock Split	$4,140,000
Chesapeake Financial Shares, Inc.	CPKF	Kilmarnock	VA	332,424	9/3/02	2/28/03	Reverse Stock Split	$1,979,073
First National of Nebraska, Inc.	FINN	Omaha	NE	11,669,667	6/6/02	7/11/02	Odd Lot Tender Offer	$52,500,000
Hemet Bancorp		Riverside	CA	313,893	5/22/02	9/4/02	Cash Out Merger	$45,031,680
FVNB Corp.		Victoria	TX	813,270	4/27/01	8/13/01	Cash Out Merger	$16,875,000

11

3. Going Private Analysis

Shareholder List Analysis

Shareholders	Number of Shareholders	Number of Shares	Percent Outstanding Shares
CEDE & Co.	32	492,320	41.1%
KS Bank, Inc. ESOP	1	73,389	6.1%
Harold Keen	1	56,603	4.7%
Other Shareholders Owning > 1%	12	233,853	19.5%
Owning 10,000 - 11,000 shares	2	20,583	1.7%
Owning 5,000 - 9,999 shares	6	42,777	3.6%
Owning 2,501 - 4,999 shares	29	107,106	8.9%
Owning 1,001 - 2,500 shares	57	94,908	7.9%
Owning 501 - 1,000 shares	54	41,984	3.5%
Owning 250 - 500 shares	49	18,049	1.5%
Owning 225 - 249 shares	2	480	0.0%
Owning 200 - 224 shares	2	405	0.0%
Owning 175 - 199 shares	2	370	0.0%
Owning 150 - 174 shares	48	7,968	0.7%
Owning 125 - 149 shares	7	889	0.1%
Owning 100 - 124 shares	7	716	0.1%
Owning 0 - 99 shares	64	4,629	0.4%

Total	375	1,197,029	100.0%

1

Fractional Share Analysis

	Total	200:1	201:1	202:1	203:1	204:1	205:1	206:1	207:1	208:1	209:1
Registered Shareholders
Cashed Out	375	128	129	129	129	129	129	130	130	130	130
Remaining	375	247	246	246	246	246	246	245	245	245	245

Shares Cashed Out
Registered	704,709	32,909	34,173	32,655	31,764	31,305	30,874	30,883	29,682	28,709	45,314
NOBO	243,630	14,030	16,098	15,774	15,864	15,966	15,260	14,970	13,860	13,790	18,955
OBO	248,690	14,321	16,432	16,102	16,194	16,298	15,577	15,281	14,148	14,076	19,349

Total	1,197,029	61,261	66,703	64,531	63,822	63,569	61,711	61,134	57,690	56,576	83,618

Percent of Outstanding Shares Cashed Out
Registered	704,709	2.7%	2.9%	2.7%	2.7%	2.6%	2.6%	2.6%	2.5%	2.4%	3.8%
NOBO	243,630	1.2%	1.3%	1.3%	1.3%	1.3%	1.3%	1.3%	1.2%	1.2%	1.6%
OBO	248,690	1.2%	1.4%	1.3%	1.4%	1.4%	1.3%	1.3%	1.2%	1.2%	1.6%

Total	1,197,029	5.1%	5.6%	5.4%	5.3%	5.3%	5.2%	5.1%	4.8%	4.7%	7.0%

Estimated Cost ($000’s)
$21.00		$1,286	$1,401	$1,355	$1,340	$1,335	$1,296	$1,284	$1,211	$1,188	$1,756
$22.00		$1,348	$1,467	$1,420	$1,404	$1,399	$1,358	$1,345	$1,269	$1,245	$1,840
$23.00		$1,409	$1,534	$1,484	$1,468	$1,462	$1,419	$1,406	$1,327	$1,301	$1,923
$24.00		$1,470	$1,601	$1,549	$1,532	$1,526	$1,481	$1,467	$1,385	$1,358	$2,007
$25.00		$1,532	$1,668	$1,613	$1,596	$1,589	$1,543	$1,528	$1,442	$1,414	$2,090

2

Fractional Share Analysis

		Reverse Stock Split at
	Total	108:1	208:1	508:1	1,008:1
Registered Shareholders
Cashed Out	375	70	130	181	235
Remaining	375	305	245	194	140

Shares Cashed Out
Registered	704,709	19,557	28,709	72,249	131,157
NOBO	243,630	9,270	13,790	38,398	65,214
OBO	248,690	9,463	14,076	39,196	66,568

Total	1,197,029	38,290	56,576	149,843	262,940

Percent of Outstanding Shares Cashed Out
Registered	704,709	1.6%	2.4%	6.0%	11.0%
NOBO	243,630	0.8%	1.2%	3.2%	5.4%
OBO	248,690	0.8%	1.2%	3.3%	5.6%

Total	1,197,029	3.2%	4.7%	12.5%	22.0%

Estimated Cost ($000’s)
$21.00		$804	$1,188	$3,147	$5,522
$22.00		$842	$1,245	$3,297	$5,785
$23.00		$881	$1,301	$3,446	$6,048
$24.00		$919	$1,358	$3,596	$6,311
$25.00		$957	$1,414	$3,746	$6,573

3

4. Repurchase Analysis

10.0% Share Repurchase Analysis (1)

	LTM 2004	Fiscal Year Ending December 31
		2005	2006	2007	2008	2009
Assets (2)	$217,678	$250,330	$270,356	$291,985	$315,343	$340,571
Net income (2)	$1,117	$1,521	$1,953	$2,390	$2,581	$2,788
		$1,439	$1,870	$2,308	$2,499	$2,705
Earnings per share	$0.94	$1.28	$1.64	$2.01	$2.17	$2.34
		$1.34	$1.75	$2.16	$2.34	$2.53
Book value/share (3)	$15.08	$15.92	$16.91	$18.27	$19.79	$21.47
		$14.84	$15.94	$17.44	$19.12	$20.99
Return on assets	0.55%	0.65%	0.75%	0.85%	0.85%	0.85%
		0.61%	0.72%	0.82%	0.82%	0.82%
Return on equity	6.07%	8.20%	9.94%	11.35%	11.33%	11.29%
		8.45%	11.28%	12.83%	12.69%	12.52%
Shareholders equity (3) (4)	$18,054	$19,059	$20,245	$21,869	$23,684	$25,706
		$15,990	$17,171	$18,789	$20,599	$22,614
Equity/assets	8.3%	7.6%	7.5%	7.5%	7.5%	7.5%
		6.4%	6.4%	6.4%	6.5%	6.6%

Sensitivity Analysis (5)

Share Price	EPS Accretion	Book Value Dilution	Payback Period (3)(5)
$25.50	$0.06	($1.16)	8.9
$25.25	$0.06	($1.13)	8.6
$25.00	$0.06	($1.10)	8.3
$24.75	$0.06	($1.07)	8.1
$24.50	$0.06	($1.05)	7.8
$24.25	$0.06	($1.02)	7.6
$24.00	$0.06	($0.99)	7.3
$23.75	$0.07	($0.96)	7.1
$23.50	$0.07	($0.94)	6.8
$23.25	$0.07	($0.91)	6.6
$23.00	$0.07	($0.88)	6.3
$22.75	$0.07	($0.85)	6.1
$22.50	$0.07	($0.82)	5.9
$22.25	$0.07	($0.80)	5.6
$22.00	$0.07	($0.77)	5.4
$21.75	$0.07	($0.74)	5.2
$21.50	$0.07	($0.71)	5.0

Bold denotes after repurchase

(1)	Assumes 119,703 shares repurchased at a price of $23.50 per share, and an opportunity cost of 4.50%

(2)	Based on an asset growth rate of 8.0% after 2005 and ROA increasing to 0.85%

(3)	Includes a constant annual dividend savings of $0.64 per share

(4)	Assumes $250,000 in retained earnings for period 6/30/04-12/31/04

(5)	Based on profitability for the last twelve months

KS Bancorp, Inc.

20.0% Share Repurchase Analysis (1)

	LTM 2004	Fiscal Year Ending December 31
		2005	2006	2007	2008	2009
Assets (2)	$217,678	$250,330	$270,356	$291,985	$315,343	$340,571
Net income (2)	$1,117	$1,521	$1,953	$2,390	$2,581	$2,788
		$1,356	$1,788	$2,225	$2,417	$2,623
Earnings per share	$0.94	$1.28	$1.64	$2.01	$2.17	$2.34
		$1.43	$1.88	$2.34	$2.54	$2.76
Book value/share (3)	$15.08	$15.92	$16.91	$18.27	$19.79	$21.47
		$13.75	$14.98	$16.67	$18.55	$20.65
Return on assets	0.55%	0.65%	0.75%	0.85%	0.85%	0.85%
		0.58%	0.69%	0.79%	0.80%	0.80%
Return on equity	6.07%	8.20%	9.94%	11.35%	11.33%	11.29%
		8.69%	13.00%	14.69%	14.33%	13.98%
Shareholders equity (3) (4)	$18,054	$19,059	$20,245	$21,869	$23,684	$25,706
		$13,172	$14,347	$15,959	$17,763	$19,773
Equity/assets	8.3%	7.6%	7.5%	7.5%	7.5%	7.5%
		5.3%	5.3%	5.5%	5.6%	5.8%

Sensitivity Analysis (5)

Share Price	EPS Accretion	Book Value Dilution	Payback Period (3)(5)
$25.50	$0.13	($2.60)	8.9
$25.25	$0.14	($2.54)	8.6
$25.00	$0.14	($2.48)	8.3
$24.75	$0.14	($2.42)	8.1
$24.50	$0.14	($2.35)	7.8
$24.25	$0.14	($2.29)	7.6
$24.00	$0.15	($2.23)	7.3
$23.75	$0.15	($2.17)	7.1
$23.50	$0.15	($2.10)	6.8
$23.25	$0.15	($2.04)	6.6
$23.00	$0.15	($1.98)	6.3
$22.75	$0.15	($1.92)	6.1
$22.50	$0.16	($1.85)	5.9
$22.25	$0.16	($1.79)	5.6
$22.00	$0.16	($1.73)	5.4
$21.75	$0.16	($1.67)	5.2
$21.50	$0.16	($1.60)	5.0

Bold denotes after repurchase

(1)	Assumes 239,406 shares repurchased at a price of $23.50 per share, and an opportunity cost of 4.50%

(2)	Based on an asset growth rate of 8.0% after 2005 and ROA increasing to 0.85%

(3)	Includes a constant annual dividend savings of $0.64 per share

(4)	Assumes $250,000 in retained earnings for period 6/30/04-12/31/04

(5)	Based on profitability for the last twelve months

KS Bancorp, Inc.

5. Recent News Articles (Omitted)

6. Market Update

Trading Market Conditions

	All U.S.				Southeast Thrifts		Thrifts $100MM-$250MM Assets		KSAV
	Banks		Thrifts
Pricing Ratios	934 Banks		274 Thrifts		28 Thrifts		66 Thrifts		$21.00
Price/Book Value %	190%		147%		135%		120%		139%
Price/Tangible BV %	204%		157%		141%		123%		139%
Price/LTM Earnings x	17.2	x	16.3	x	19.4	x	19.1	x	22.3	x
Price/LTM Core Earnings x	17.6	x	17.0	x	22.0	x	19.6	x	20.8	x
Price/2004E Earnings x	16.0	x	15.4	x	16.4	x	24.7	x	NA
Dividend Yield %	2.3%		2.1%		2.3%		2.2%		3.1%
Market Value ($mil)	$73		$55		$25		$25		$25
Company Financials
Total Assets ($mil)	$404		$385		$180		$155		$218
Tangible Equity/Assets %	8.1%		8.8%		10.7%		10.8%		8.3%
NPAs/Assets %	0.40%		0.36%		0.66%		0.56%		1.22%
ROA %	1.00%		0.75%		0.75%		0.68%		0.55%
ROE %	11.4%		7.7%		4.8%		5.4%		6.1%
Efficiency Ratio %	65%		65%		70%		71%		74%

*	Median ratios for publicly traded banks

Source: SNL Financial, LC as of 09/30/2004

1

Comparable Publicly Traded Companies

Company				Trading Market			Pricing Multiples					Financial Ratios
State/Company	St	Symbol	Total Assets ($mil)	Clsg Price $	Avg Daily Vol. (000s)	Mkt. Cap. ($mil)	Price To Earnings Ratios		Price/ Book %	Price/ Tang. Book %	Divid. Yield %	LTM ROAA %	LTM ROAE %	Effic. Ratio %	Tang. Capital %	NPAs/ Assets %
							LTM
							Rep	Core
Guideline Companies as of 09/30/2004
American Bank Holdings Inc.	MD	ABKD	253	8.40	—	16	10.2	8.8	106	106	—	0.70	11.0	71	6.1	0.58
CKF Bancorp Inc.	KY	CKFB	152	16.81	1	25	14.0	14.0	157	168	3.6	1.15	11.2	48	9.7	1.01
Coddle Creek Financial Corp.	NC	CDLX	136	36.00	—	25	NA	24.3	116	116	2.8	0.74	4.8	70	15.8	2.93
Community Financial Corp.	VA	CFFC	355	20.00	2	42	12.7	12.7	143	143	2.0	1.04	11.9	63	8.2	0.74
Great Pee Dee Bancorp Inc.	SC	PEDE	156	15.50	1	28	21.2	23.2	108	112	4.0	0.81	4.8	62	16.1	1.70
Jefferson Bancshares Inc.	TN	JFBI	305	13.20	17	110	NM	25.4	118	118	1.5	0.44	1.5	50	30.6	0.54
South Street Financial Corp.	NC	SSFC	212	9.95	1	31	33.2	33.3	120	120	4.0	0.41	3.5	79	12.0	NA
United Tennessee Bankshares	TN	UTBI	123	19.52	—	23	11.8	12.2	137	144	1.8	1.74	12.1	51	13.3	0.50
Guideline Median		8	184		1	27	13.4	18.6	119	119	2.8	0.78	7.9	63	12.7	0.74
KS Bancorp Inc.	NC	KSAV	218	21.00	—	25	22.3	20.8	139	139	3.1	0.55	6.1	74	8.3	1.22

2

Merger Market Conditions

	All U.S.		Southeast		Thrifts $100MM-$250MM Assets
	Banks	Thrifts	Banks	Thrifts
Pricing Ratios	396 Deals	99 Deals	52 Deals	8 Deals	20 Deals
Price/Book Value %	211%	170%	235%	170%	168%
Price/Tangible BV %	218%	183%	239%	193%	182%
Price/LTM Earnings x	21.1x	19.4x	22.7x	14.7x	19.9x
Price/LTM Core Earnings x	22.8x	19.9x	23.0x	16.6x	30.2x
Price/Estimated Earnings x	18.5x	19.1x	18.6x	NA	NA
Premium to Tang BV/ Core Deposits %	14.0%	14.8%	14.9%	18.0%	17.8%
Market Price Premium %	31%	22%	26%	32%	5%
Deal Value ($mil)	$26.0	$72.4	$24.8	$46.2	$31.2
Company Financials
Total Assets ( $mil)	$118	$354	$159	$242	$195
Tangible Equity/Assets %	8.4%	9.0%	8.3%	8.2%	10.9%
NPAs/Assets %	0.37%	0.35%	0.38%	0.39%	0.35%
ROA %	0.84%	0.78%	0.89%	0.78%	0.87%
ROE %	9.3%	8.5%	10.0%	10.1%	9.1%
Efficiency Ratio %	70%	67%	65%	66%	70%

*	Median ratios for bank mergers and acquisitions announced in the last two years

Source:	SNL Financial, LC as of 09/30/2004

3

7. KS Bancorp, Inc.

Branch Map

1

Branch Detail

KS Bancorp, Inc. - Branch Deposit Analysis

			Deposits ($ in 000)					CAGR 1999 - 2003
County	Address	City/State/Zip	6/30/03	6/30/02	6/30/01	6/30/00	6/30/99
Johnston (NC)	115 W Anderson St	Selma NC, 27576	$36,117	$37,930	$39,020	$39,507	$39,373	-2.1%
	200 N Church St	Kenly NC, 27542	$35,607	$34,964	$33,184	$33,912	$34,533	0.8%
	11591 Us 70 Hwy W	Clayton NC, 27520	$5,477	$4,165	$1,990	$0	$0	NA

		3 Branches:	$77,201	$77,059	$74,194	$73,419	$73,906	1.1%
Wake (NC)	920 7th Ave	Garner NC, 27529	$31,214	$28,427	$26,470	$23,117	$17,779	15.1%
Wayne (NC)	1112 E Ash St	Goldsboro NC, 27534	$17,619	$13,952	$11,207	$9,501	$8,298	20.7%
Wilson (NC)	2846 Ward Blvd	Wilson NC, 27893	$15,050	$14,975	$12,840	$11,513	$12,513	4.7%

		6 Total Branches:	$141,084	$134,413	$124,711	$117,550	$112,496	5.8%

2

Deposit Market Share Composition

COUNTY: Johnston, NC

Rank	Institution	Branch Count	Total Deposits in Market ($000)	Total Market Share (%)
1	First Citizens BancShares Inc. (NC)	8	324,400	32.9%
2	Four Oaks Fincorp Inc. (NC)	7	223,073	22.6%
3	BB&T Corp. (NC)	6	175,571	17.8%
4	KS Bancorp Inc. (NC)	4	77,201	7.8%
5	Royal Bank of Canada	3	75,618	7.7%
6	Heritage Bancshares Inc. (NC)	4	41,380	4.2%
7	Wachovia Corp. (NC)	2	26,882	2.7%
8	First Federal Financial Corp. (NC)	2	24,331	2.5%
9	Crescent Financial Corp. (NC)	1	11,706	1.2%
10	Bank of America Corp. (NC)	1	5,284	0.5%

	Totals	38	985,446	100.0%

Note: Deposit market share data as of 6/30/2003.

3

Deposit Market Share Composition

COUNTY: Wake, NC

Rank	Institution	Branch Count	Total Deposits in Market ($000)	Total Market Share (%)
1	Wachovia Corp. (NC)	43	3,097,748	33.3%
2	BB&T Corp. (NC)	21	1,127,730	12.1%
3	First Citizens BancShares Inc. (NC)	26	1,029,743	11.1%
4	Royal Bank of Canada	19	982,632	10.6%
5	Bank of America Corp. (NC)	20	915,299	9.8%
6	SunTrust Banks Inc. (GA)	33	873,476	9.4%
7	Fidelity Bancshares (NC) Inc. (NC)	16	275,893	3.0%
8	North State Bancorp (NC)	2	214,900	2.3%
9	Paragon Commercial Corporation (NC)	1	210,272	2.3%
10	Capital Bank Corp. (NC)	7	196,547	2.1%
11	Crescent Financial Corp. (NC)	4	189,227	2.0%
12	Wake Forest Bancshares (MHC) (NC)	1	71,192	0.8%
13	M&F Bancorp Inc. (NC)	2	41,326	0.4%
14	Four Oaks Fincorp Inc. (NC)	2	33,265	0.4%
15	KS Bancorp Inc. (NC)	1	31,214	0.3%
16	First Federal Financial Corp. (NC)	1	14,220	0.2%
17	First Bancorp (NC)	1	7,933	0.1%
18	Charles Schwab Corp. (CA)	1	0	0.0%
18	First South Bancorp Inc. (NC)	1	0	0.0%
18	J. R. Montgomery Bancorp. (OK)	1	0	0.0%

	Totals	203	9,312,617	100.0%

Note: Deposit market share data as of 6/30/2003.

4

Deposit Market Share Composition

COUNTY: Wayne, NC

Rank	Institution		Branch Count	Total Deposits in Market ($000)	Total Market Share (%)
1	BB&T Corp. (NC)		7	351,796	39.1%
2	Wachovia Corp. (NC)		3	154,135	17.1%
3	Royal Bank of Canada		3	112,968	12.6%
4	First Citizens BancShares Inc. (NC)		4	94,342	10.5%
5	Southern Bancshares (NC) (NC)		5	84,674	9.4%
6	Bank of America Corp. (NC)		3	34,418	3.8%
7	Little Bank Incorporated (NC)		1	29,430	3.3%
8	Heritage Bancshares Inc. (NC)		3	19,543	2.2%
9	KS Bancorp Inc. (NC)		1	17,619	2.0%
10	Peoples National Bank (VA)		1	0	0.0%

		Totals	31	898,925	100.0%

COUNTY: Wilson, NC
1	BB&T Corp. (NC)		7	297,837	38.5%
2	Wachovia Corp. (NC)		3	161,445	20.9%
3	Cornerstone Bank (NC)		1	80,474	10.4%
4	First Citizens BancShares Inc. (NC)		3	79,850	10.3%
5	Royal Bank of Canada		2	67,615	8.7%
6	Heritage Bancshares Inc. (NC)		4	50,453	6.5%
7	Bank of America Corp. (NC)		1	16,050	2.1%
8	KS Bancorp Inc. (NC)		1	15,050	1.9%
9	Peoples National Bank (VA)		2	4,244	0.5%

		Totals	24	773,018	100.0%

Note: Deposit market share data as of 6/30/2003.

5

KS Bancorp Inc.	Balance Sheet Analysis ($000’s)
Smithfield, NC

KSAV

	At December 31,				At June 30, 2004	Growth Rates				CAGR 2000-2004
	2000	2001	2002	2003		2001	2002	2003	6/30/04
Assets
Cash and equivalents	$2,367	$7,974	$7,636	$5,113	$5,880	236.9%	-4.2%	-33.0%	15.0%	29.7%
Securities available for sale	10,589	12,598	23,297	32,745	34,650	19.0%	84.9%	40.6%	5.8%	40.3%
Securities held to maturity	895	91	64	0	0	-89.8%	-29.7%	NA	NA	NM

Cash and securities	14,793	21,670	32,737	39,863	42,435	46.5%	51.1%	21.8%	6.5%	35.1%
Loans	133,801	137,222	153,535	153,235	166,300	2.6%	11.9%	-0.2%	8.5%	6.4%
Loan loss reserves	(489)	(575)	(1,277)	(1,358)	(1,407)	17.6%	122.1%	6.3%	3.6%	35.3%

Loans receivable, net	133,312	136,647	152,258	151,877	164,893	2.5%	11.4%	-0.3%	8.6%	6.3%
Real estate owned	0	17	420	1,085	1,345	NA	2370.6%	158.3%	24.0%	NM
Mortgage servicing rights	0	0	0	0	0	NA	NA	NA	NA	NM
Goodwill and intangibles	0	0	0	0	0	NA	NA	NA	NA	NM
Other assets	4,216	5,556	5,644	8,691	9,005	31.8%	1.6%	54.0%	3.6%	24.2%

Total assets	$152,321	$163,890	$191,059	$201,516	$217,678	7.6%	16.6%	5.5%	8.0%	10.7%

Liabilities and Equity
Deposits	$120,073	$128,825	$138,027	$142,251	$161,786	7.3%	7.1%	3.1%	13.7%	8.9%
Borrowings	15,800	16,800	34,800	40,100	37,100	6.3%	107.1%	15.2%	-7.5%	27.6%
Trust preferred securities	0	0	0	0	0	NA	NA	NA	NA	NM
Other liabilities	605	1,466	722	589	738	142.3%	-50.8%	-18.4%	25.3%	5.8%

Total liabilities	136,478	147,091	173,549	182,940	199,624	7.8%	18.0%	5.4%	9.1%	11.5%
Preferred equity	0	0	0	0	0					NM
Common equity	15,807	16,589	17,378	18,534	18,724	4.9%	4.8%	6.7%	1.0%	5.0%
Unrealized gain/(loss) on securities	36	210	132	42	(670)	483.3%	-37.1%	-68.2%	NA	NM

Total equity	15,843	16,799	17,510	18,576	18,054	6.0%	4.2%	6.1%	-2.8%	3.8%
Total liabilities and equity	$152,321	$163,890	$191,059	$201,516	$217,678	7.6%	16.6%	5.5%	8.0%	10.7%

Tangible equity	15,843	16,799	17,510	18,576	18,054	6.0%	4.2%	6.1%	-2.8%	3.8%
Loans serviced for others	0	0	0	0	0	NA	NA	NA	NA	NM
Common Size
Cash and securities	9.7%	13.2%	17.1%	19.8%	19.5%
Loans	87.5%	83.4%	79.7%	75.4%	75.8%
Intangibles	0.0%	0.0%	0.0%	0.0%	0.0%
Other assets	2.8%	3.4%	3.2%	4.9%	4.8%
Deposits	78.8%	78.6%	72.2%	70.6%	74.3%
Borrowings	10.4%	10.3%	18.2%	19.9%	17.0%
Equity	10.4%	10.3%	9.2%	9.2%	8.3%
Tangible equity	10.4%	10.3%	9.2%	9.2%	8.3%

Source: SNL Financial LC and TCP calculations

1

KS Bancorp Inc.	Income Statement Analysis ( $000’s)
Smithfield, NC
KSAV

	Fiscal Year Ended December 31,					Quarter Ended					Last Four Quarters
	1999	2000	2001	2002	2003	6/30/2003	9/30/2003	12/31/2003	3/31/2004	6/30/2004
Interest income	$10,626	$12,029	$12,648	$12,204	$11,509	$2,939	$2,753	$2,784	$2,841	$2,966	$11,344
Interest expense	5,793	6,740	7,062	5,196	4,329	1,105	1,017	1,007	1,016	1,070	4,110

Net interest income	4,833	5,289	5,586	7,008	7,180	1,834	1,736	1,777	1,825	1,896	7,234
Loan loss provision	36	113	224	1,015	352	114	0	190	75	75	340

Net interest income after provision	4,797	5,176	5,362	5,993	6,828	1,720	1,736	1,587	1,750	1,821	6,894
Non-interest income:
Loan sales	0	0	0	0	0	0	0	0	0	NA	NA
Other non-interest income	309	443	710	867	1,041	271	276	262	259	289	1,086

Total non-interest income	309	443	710	867	1,041	271	276	262	259	289	1,086
Operating expenses:
Compensation and benefits	1,873	2,222	2,454	2,789	3,492	846	950	900	957	967	3,774
Occupancy expense	461	562	635	581	645	163	151	167	203	191	712
Amortization of intangibles	0	0	0	0	0	0	0	0	0	0	0
Other expenses	853	857	1,105	1,348	1,533	421	411	397	425	424	1,657

Total operating expenses	3,187	3,641	4,194	4,718	5,670	1,430	1,512	1,464	1,585	1,582	6,143
Non-operating income (expense):
Gain (loss) on sale of securities	0	1,262	0	0	0	0	0	0	2	0	2
Foreclosed property income	1	0	0	(17)	(75)	22	(16)	(94)	(15)	(5)	(130)
Other non-operating income (expense)	0	0	356	0	49	49	0	0	0	0	0

Net non-operating income (expense)	1	1,262	356	(17)	(26)	71	(16)	(94)	(13)	(5)	(128)
Minority interest	0	0	0	0	0	0	0	0	0	0	0
Income before taxes	1,920	3,240	2,234	2,125	2,173	632	484	291	411	523	1,709
Taxes	757	1,247	860	789	772	249	187	42	160	203	592
Extraordinary items, net	0	0	0	0	0	0	0	0	0	0	0

Reported net income	$1,163	$1,993	$1,374	$1,336	$1,401	$383	$297	$249	$251	$320	$1,117

Core net income	1,162	1,173	1,143	1,347	1,418	337	307	310	259	323	1,200
Cash net income	1,162	1,173	1,143	1,347	1,418	337	307	310	259	323	1,200
Common Size
Net interest income	3.56%	3.57%	3.45%	3.96%	3.71%	3.81%	3.58%	3.57%	3.57%	3.57%	3.57%
Loan loss provision	0.03%	0.08%	0.14%	0.57%	0.18%	0.24%	0.00%	0.38%	0.15%	0.14%	0.17%
Non-interest income	0.23%	0.30%	0.44%	0.49%	0.54%	0.56%	0.57%	0.53%	0.51%	0.54%	0.54%
Operating expenses	2.35%	2.46%	2.59%	2.66%	2.93%	2.97%	3.12%	2.94%	3.10%	2.98%	3.04%
Intangibles amortization	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Non-operating income (expense)	0.00%	0.85%	0.22%	-0.01%	-0.01%	0.15%	-0.03%	-0.19%	-0.03%	-0.01%	-0.06%
Income before taxes	1.41%	2.19%	1.38%	1.20%	1.12%	1.31%	1.00%	0.58%	0.80%	0.99%	0.84%
Taxes	0.56%	0.84%	0.53%	0.45%	0.40%	0.52%	0.39%	0.08%	0.31%	0.38%	0.29%
Net income	0.86%	1.35%	0.85%	0.75%	0.72%	0.80%	0.61%	0.50%	0.49%	0.60%	0.55%

Source: SNL Financial LC and TCP calculations

2

KS Bancorp Inc.	Key Ratios ($000’s)
Smithfield, NC
KSAV

	Fiscal Year Ended December 31,					Quarter Ended					Last Four Quarters
	1999	2000	2001	2002	2003	6/30/2003	9/30/2003	12/31/2003	3/31/2004	6/30/2004
Period end shares outstanding	1,151,973	1,131,998	1,139,213	1,153,177	1,197,029	1,160,992	1,164,700	1,197,029	1,197,029	1,197,029	1,197,029
Book value per share	$13.40	$13.99	$14.75	$15.19	$15.52	$15.62	$15.53	$15.52	$15.71	$15.08	$15.08
Tangible book value per share	$13.40	$13.99	$14.75	$15.19	$15.52	$15.62	$15.53	$15.52	$15.71	$15.08	$15.08
Earnings per share (reported)	$0.98	$1.74	$1.20	$1.15	$1.19	$0.33	$0.25	$0.21	$0.21	$0.27	$0.94
Earnings per share (core)	$0.98	$1.02	$1.00	$1.16	$1.20	$0.29	$0.26	$0.26	$0.22	$0.27	$1.01
Earnings per share (cash)	$0.98	$1.02	$1.00	$1.16	$1.20	$0.29	$0.26	$0.26	$0.22	$0.27	$1.01
Dividends per share	$0.64	$0.64	$0.64	$0.64	$0.64	$0.16	$0.16	$0.16	$0.32	NA	$0.64
Dividend payout ratio	65.3%	36.8%	53.3%	55.7%	53.8%	48.5%	64.0%	76.2%	152.4%	NA	68.1%
Average assets	135,748	148,007	161,742	177,142	193,305	192,606	193,856	199,034	204,266	212,348	202,376
Return on assets (reported)	0.86%	1.35%	0.85%	0.75%	0.72%	0.80%	0.61%	0.50%	0.49%	0.60%	0.55%
Return on assets (core)	0.86%	0.79%	0.71%	0.76%	0.73%	0.70%	0.63%	0.62%	0.51%	0.61%	0.59%
Return on assets (cash)	0.86%	0.79%	0.71%	0.76%	0.73%	0.70%	0.63%	0.62%	0.51%	0.61%	0.59%
Average common equity	15,560	15,555	16,469	17,234	18,095	17,942	18,110	18,332	18,692	18,430	18,391
Return on equity (reported)	7.5%	12.8%	8.3%	7.8%	7.7%	8.5%	6.6%	5.4%	5.4%	6.9%	6.1%
Return on equity (core)	7.5%	7.5%	6.9%	7.8%	7.8%	7.5%	6.8%	6.8%	5.6%	7.0%	6.5%
Return on equity (cash)	7.5%	7.5%	6.9%	7.8%	7.8%	7.5%	6.8%	6.8%	5.6%	7.0%	6.5%
Interest-rate spread	3.11%	3.24%	3.03%	3.77%	3.62%	NA	NA	NA	NA	NA	NA
Net interest margin	3.66%	3.72%	3.58%	4.10%	3.88%	3.92%	3.71%	3.72%	3.72%	3.72%	3.72%
Earning assets/costing liabilities	112.5%	110.1%	112.2%	110.9%	111.3%	NA	NA	NA	NA	NA	NA
Efficiency ratio	62.0%	63.5%	66.6%	59.9%	69.0%	69.6%	74.4%	71.8%	76.1%	72.4%	73.6%
Effective tax rate	39.4%	38.5%	38.5%	37.1%	35.5%	39.4%	38.6%	14.4%	38.9%	38.8%	34.6%
Non-performing assets/total assets	0.28%	2.49%	1.47%	1.08%	1.73%	1.68%	1.94%	1.73%	2.02%	1.22%
Non-performing loans/gross loans	0.34%	2.84%	1.74%	1.06%	1.57%	1.48%	1.66%	1.57%	2.02%	0.79%
Loan loss reserves/gross loans	0.34%	0.37%	0.42%	0.83%	0.89%	0.90%	0.82%	0.89%	0.90%	0.85%
Loan loss reserves/NPLs	99.7%	12.9%	24.0%	78.1%	56.6%	61.3%	49.5%	56.6%	44.8%	107.0%
Net charge-offs/average loans	NA	0.01%	0.10%	0.21%	0.18%	0.03%	0.43%	0.18%	-0.01%	0.26%	0.21%
Risk-weighted assets/total assets	57.0%	61.9%	63.8%	65.5%	67.7%	68.3%	65.9%	67.7%	69.2%	69.0%
GAAP capital/total assets	11.11%	10.40%	10.25%	9.16%	9.22%	9.49%	9.20%	9.22%	9.08%	8.29%
GAAP tangible capital/total assets	11.11%	10.40%	10.25%	9.16%	9.22%	9.49%	9.20%	9.22%	9.08%	8.29%
Tier 1 risk-based capital	18.49%	16.53%	15.51%	13.70%	13.22%	13.38%	13.72%	13.22%	12.78%	12.15%
Total risk-based capital	18.98%	17.05%	16.06%	14.72%	14.21%	14.46%	14.68%	14.21%	13.79%	13.08%

Source: SNL Financial LC and TCP calculations

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